UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 4, 2022

CENTURY COMMUNITIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36491	68-0521411
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8390 East Crescent Parkway, Suite 650 Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

(303) 770-8300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CCS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 4, 2022, the stockholders of Century Communities, Inc. (the “Company”), upon recommendation of the Board of Directors of the Company (the “Board”), approved the Century Communities, Inc. 2022 Omnibus Incentive Plan (the “2022 Plan”) at the 2022 annual meeting of stockholders (the “Annual Meeting”). The Board previously approved the 2022 Plan, subject to approval by the Company’s stockholders, on February 9, 2022.

The 2022 Plan became effective immediately upon approval by the Company’s stockholders and will expire on May 3, 2032, unless terminated earlier by the Board. The 2022 Plan replaced the Century Communities, Inc. 2017 Omnibus Incentive Plan (as amended and restated, the “2017 Plan”). The 2022 Plan permits the Compensation Committee of the Board, or a subcommittee thereof, to grant to eligible employees, non-employee directors and consultants of the Company and its subsidiaries non-statutory and incentive stock options, stock appreciation rights, restricted stock awards, restricted stock units, deferred stock units, performance awards, annual performance cash awards, non-employee director awards, other cash-based awards and other stock-based awards. The Compensation Committee may select 2022 Plan participants and determine the nature and amount of awards to be granted.

Subject to adjustment as provided in the 2022 Plan, the maximum number of shares of Company common stock available for issuance under the 2022 Plan is (i) 3,100,000 shares of Company common stock; plus (ii) the number of shares of Company common stock remaining available for issuance under the 2017 Plan but not subject to outstanding awards under the 2017 Plan as of May 4, 2022; plus (iii) the number of additional shares of Company common stock subject to awards outstanding under the 2017 Plan as of May 4, 2022 but only to the extent that such outstanding awards are forfeited, cancelled, expire, or otherwise terminate without the issuance of such shares of Company common stock after May 4, 2022.

The foregoing summary of the 2022 Plan does not purport to be complete and is qualified in its entirety by reference to the text of the 2022 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. A more detailed summary of the 2022 Plan can be found in “Proposal No. 2: Approval of Century Communities, Inc. 2022 Omnibus Incentive Plan” in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 22, 2022 (the “2022 Proxy Statement”), which description is incorporated by reference herein.

Additionally, the Compensation Committee approved forms of award agreements for use in granting performance share units and restricted stock units under the 2022 Plan. These forms are filed as Exhibits 10.2, 10.3 and 10.4 to this report and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 4, 2022.

As of the close of business on March 10, 2022, the record date for the Annual Meeting, there were 33,286,692 shares of Company common stock outstanding and entitled to vote at the Annual Meeting.  Each share of Company common stock was entitled to one vote.  Stockholders holding an aggregate of 30,494,583 shares of Company common stock entitled to vote at the Annual Meeting, representing 91.61% of the outstanding shares of Company common stock as of the record date, and which constituted a quorum thereof, were present in person or represented by proxy at the Annual Meeting.

At the Annual Meeting, the Company’s stockholders considered four proposals, each of which is described in more detail in the Company’s 2022 Proxy Statement.

The final results of such stockholder voting on each proposal brought before the Annual Meeting are set forth below:

Proposal No. 1 -
Election of Directors.  The six director nominees proposed by the Board were elected to serve as members of the Board until the next annual meeting of stockholders and until their successors are duly elected and qualified by the following final voting results:

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Dale Francescon	28,821,427	183,666	96,517	1,392,973
Robert J. Francescon	29,032,343	62,687	6,580	1,392,973
Patricia L. Arvielo	27,525,093	1,570,684	5,833	1,392,973
John P. Box	25,979,888	2,853,367	268,355	1,392,973
Keith R. Guericke	27,449,514	1,645,539	6,557	1,392,973
James M. Lippman	27,446,455	1,648,542	6,613	1,392,973

Proposal No. 2 -	Approval of Century Communities, Inc. 2022 Omnibus Incentive Plan. The Century Communities, Inc. 2022 Omnibus Incentive Plan was approved by the following final voting results:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
27,099,994	1,994,377	7,239	1,392,973

Proposal No. 3 -
Ratification of Appointment of Independent Registered Public Accounting Firm.  The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022, was approved by the following final voting results:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
30,270,164	218,049	6,370	0

Proposal No. 4 -	Advisory Vote on Executive Compensation. Our executive compensation was approved, on an advisory basis, by the following final voting results:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
28,081,290	502,428	517,892	1,392,973

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Century Communities, Inc. 2022 Omnibus Incentive Plan

10.2	Form of Employee Performance Share Unit Award Agreement for use with the Century Communities, Inc. 2022 Omnibus Incentive Plan

10.3	Form of Employee Restricted Stock Unit Award Agreement for use with the Century Communities, Inc. 2022 Omnibus Incentive Plan

10.4	Form of Co-Chief Executive Officer Restricted Stock Unit Award Agreement for use with the Century Communities, Inc. 2022 Omnibus Incentive Plan

104	The Cover Page from this Current Report on Form 8-K, Formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2022	CENTURY COMMUNITIES, INC.

	By:	/s/ David L. Messenger
Name: David L. Messenger
Title: Chief Financial Officer and Secretary